EXCHANGEABLE SHARES, CLASS B SHARES AND CLASS C SHARES	12 Months Ended
Dec. 31, 2025
Equity [abstract]
EXCHANGEABLE SHARES, CLASS B SHARES AND CLASS C SHARES	EXCHANGEABLE SHARES, CLASS B SHARES AND CLASS C SHARES
The exchangeable shares and the class B shares are classified as liabilities due to their exchangeable and cash redemption features. Upon issuance, the exchangeable shares and the class B shares were recognized at their fair value. Subsequent to initial recognition, the exchangeable shares and the class B shares are recognized at amortized cost and remeasured to reflect changes in the contractual cash flows associated with the shares. These contractual cash flows are based on the price of one LP Unit.
As at December 31, 2025, Brookfield Holders owned approximately 68% of the issued and outstanding exchangeable shares. The Brookfield Holders have agreed that all decisions to be made with respect to the exchangeable shares will be made jointly among the Brookfield Holders.
During the year ended December 31, 2025, there were 190 exchangeable shares exchanged for LP Units (2024: 4). During the year ended December 31, 2025, the company repurchased 3,876,525 exchangeable shares (2024: nil). As at December 31, 2025, the exchangeable shares and the class B shares were remeasured to reflect the closing price of one LP Unit, $35.20 per unit. Remeasurement gains or losses associated with the exchangeable shares and class B shares are recorded in remeasurement of exchangeable and class B shares in the consolidated statements of operating results. During the year ended December 31, 2025, $18 million of dividends (2024: $18 million of dividends) were declared and paid on the outstanding exchangeable shares of the company and included in interest income (expense), net in the consolidated statements of operating results.
The following table provides a continuity schedule of outstanding exchangeable shares, and class B shares, along with the carrying value of the corresponding liability and remeasurement gains and losses:

	Exchangeable shares outstanding (Shares)	Class B shares outstanding (Shares)	Exchangeable shares and class B shares (US$ Millions)
Balance at January 1, 2025	72,954,446	1	$1,709
Repurchased and canceled	(3,876,525)	—	(108)
Shares exchanged to LP Units	(190)	—	—
Remeasurement (gains) losses	—	—	831
Balance at December 31, 2025	69,077,731	1	$2,432
Similar to the exchangeable shares and class B shares, the class C shares are classified as liabilities due to their cash redemption feature. However, the class C shares, the most subordinated class of all the company’s classes of common shares, meet certain qualifying criteria and are presented as equity instruments given the narrow scope presentation exceptions existing in IAS 32. Refer to Note 24 for further details related to class C shares.
EQUITY
The following table provides a continuity of the company’s outstanding equity for the year ended December 31, 2025:

	Class C shares
	Shares outstanding (Shares)	Share capital (US$ Millions)
Balance at January 1, 2025	25,934,120	$737
Contributions	—	108
Balance at December 31, 2025	25,934,120	$845
The company’s share capital is comprised of exchangeable shares, class B shares and class C shares. Due to the exchange feature of the exchangeable shares and the cash redemption feature of the class B and class C shares, the exchangeable shares, the class B shares, and the class C shares are classified as financial liabilities. However, the class C shares, the most subordinated of all of the company’s classes of common shares, meet certain qualifying criteria and are presented as equity instruments given the narrow scope presentation exceptions existing in IAS 32. Refer to Note 5 for further details related to exchangeable shares and class B shares.
The value of share capital, upon issuance of the class C shares was determined to be $28.41 based on the opening price of an LP Unit on March 15, 2022, the date of the special distribution.